UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ASP Isotopes Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

601 Pennsylvania Avenue NW

South Building, Suite 900

Washington, DC 20004

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

Dear Stockholder:

The Annual Meeting of Stockholders (the “Annual Meeting”) of ASP Isotopes Inc. (the “Company”) will be held on Thursday, December 18, 2025, at 10:00 a.m., Eastern time. The Annual Meeting will be held in a virtual format via live webcast over the Internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://meetings.lumiconnect.com/200-529-383-259. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.

The Annual Meeting will take place for the following purposes:

1.	To elect two directors to serve as Class III directors for a three-year term until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	To transact such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on October 27, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.  For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice. If you plan to attend our Annual Meeting and wish to vote your shares at the Annual Meeting, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

/s/ Paul E. Mann

Paul E. Mann

Executive Chairman of the Board

Washington, DC

November 25, 2025

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on December 18, 2025: As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this Notice of 2025 Annual Meeting of Stockholders (“Notice”), the accompanying Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) available to stockholders electronically via the Internet at www.astproxyportal.com/ast/27081. On or about December 1, 2025, we will mail to our stockholders the Notice, the accompanying Proxy Statement, the form of proxy, and our 2024 Annual Report.

601 Pennsylvania Avenue NW, South Building, Suite 900

Washington, DC 20004

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, December 18, 2025

The board of directors (the “Board”) of ASP Isotopes Inc. (the “Company” or “ASPI”) is soliciting proxies for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 18, 2025, at 10:00 a.m., Eastern time, and any postponements or adjournments thereof. The Annual Meeting will be held in a virtual format only, via live webcast over the Internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://meetings.lumiconnect.com/200-529-383-259. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We have furnished these proxy materials to you because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete and submit your proxy via phone or the Internet in accordance with the instructions provided in this proxy statement or on your proxy card.

We intend to begin mailing our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) on or about December 1, 2025 to all stockholders of record as of October 27, 2025 (the “Record Date”). Our 2025 proxy materials and our 2024 Annual Report are also accessible at: www.astproxyportal.com/ast/27081. Only stockholders who owned shares of our common stock of record on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 110,840,122 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

Why is the Annual Meeting being held virtually?

We believe that a virtual meeting will provide expanded stockholder access and participation, as well as improved communications. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting https://meetings.lumiconnect.com/200-529-383-259 and using the 11-digit control number included on your proxy card or on your vote instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.

What am I voting on?

There are two proposals scheduled for a vote:

1

Proposal 1:	To elect two directors to serve as Class III directors for a three-year term until the 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2:	To consider and vote upon the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

How many votes do I have?

Each share of our common stock that you own as of October 27, 2025, entitles you to one vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Trust Company, LLC (“Equiniti”) (f/k/a American Stock Transfer & Trust Company, LLC), you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you directly by us. If your shares are held in a stock brokerage account, by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and our proxy materials are being forwarded to you by your broker, bank or other nominee that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank or other nominee.

How do I vote by proxy?

With respect to the election of Class III directors, you may either vote “For” or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

•	Via the Internet: You may vote at www.voteproxy.com, 24 hours a day, seven days a week by following the Internet voting instructions in this proxy statement or on your proxy card.

•

By Telephone: You may vote using a touch-tone telephone by calling 1-800-776-9437, 24 hours a day, seven days a week by following the telephone voting instructions in this proxy statement or on your proxy card.

•

At the Meeting: You may vote at the virtual Annual Meeting by accessing https://meetings.lumiconnect.com/200-529-383-259 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number set forth on the proxy card; and (ii) the Annual Meeting password “aspi2025”. Please note the Annual Meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the Annual Meeting page (“Meeting Page”) where you can vote, submit written questions and listen to the Annual Meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at (800) 937-5449.

•

By Mail: You may vote by using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

2

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form and voting instructions with the proxy materials from that organization rather than directly from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If you are a beneficial owner, to vote by “virtually” attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact that organization to request a proxy form.

May I revoke my proxy?

If you are a stockholder of record, if you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	you may grant a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the deadline for the applicable method);

•

you may notify our corporate secretary in writing before the Annual Meeting that you have revoked your proxy by mailing a written notice of revocation to the attention of Corporate Secretary, ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004; or

•	you may vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.

If you own your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee and following the instructions they provided or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person at the Annual Meeting.

Can I attend and vote at the virtual Annual Meeting?

Record Holders: If you were a stockholder of record as of the close of business on October 27, 2025 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Equiniti Trust Company, LLC (“Equiniti”) (f/k/a American Stock Transfer & Trust Company, LLC)), you can attend the Annual Meeting by accessing https://meetings.lumiconnect.com/200-529-383-259 and selecting the button “I have a Control Number.” You will then be directed to a screen where you will enter: (i) the 11-digit control number set forth on the proxy card; and (ii) the Annual Meeting password “aspi2025”. Please note the Annual Meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the Annual Meeting page (“Meeting Page”) where you can vote, submit written questions and listen to the Annual Meeting. If you are a stockholder of record and misplaced your 11-digit control number, please call Equiniti at (800) 937-5449.

Beneficial Owners: If you were a beneficial owner as of the close of business on October 27, 2025 (i.e., you hold your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register in advance to attend the Annual Meeting. To register, please obtain a legal proxy from the broker, bank or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to Equiniti to receive an 11-digit control number that may be used to access the Annual Meeting site provided above. Any control number that was provided with your proxy materials, likely a 16-digit number, will not provide access to the Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by Equiniti no later than 5 p.m., ET, on December 1, 2025. All such requests should be submitted (1) by email to helpAST@equiniti.com, (2) by facsimile to (718) 765-8730, or (3) by mail to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, 48 Wall Street, Floor 23, New York, NY 10005. Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from Equiniti, please follow the steps set forth above for “Record Holders” to attend the Annual Meeting.

3

Attending as a Guest: If you are a record holder or beneficial owner and would like to attend the Annual Meeting as a guest in listen-only mode, go to https://meetings.lumiconnect.com/200-529-383-259 and select the button “I am a guest.” Please note you will not have the ability to ask questions or vote during the Annual Meeting if you participate as a guest.

Record holders and beneficial owners should call Equiniti at (800) 937-5449 with any questions about attending the Annual Meeting. If you encounter any difficulty accessing the Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

Asking Questions: If you are attending the Annual Meeting as a stockholder of record or beneficial owner who has registered for the Annual Meeting, you can ask questions by clicking the messaging icon on the right side of the toolbar appearing at the top of the Meeting Page and then typing and submitting your question.

Voting Shares: If you are attending the Annual Meeting as a stockholder of record or beneficial owner who has registered for the Annual Meeting, you can vote during the Annual Meeting by clicking the link “Proxy Voting Site” on the Meeting Page and following the prompts.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding shares of common stock as of October 27, 2025, or approximately 55,420,062 shares, constitutes a quorum at the Annual Meeting, permitting us to conduct our business. As of October 27, 2025, 110,840,122 shares of common stock were issued and outstanding.

What vote is required to approve each proposal?

Proposal 1: Election of Class III directors. The two nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of EisnerAmper LLP must be approved by a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter.

Voting results will be tabulated and certified by the inspector of election appointed for the Annual Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board, then your shares will be voted at the Annual Meeting in accordance with our Board’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with our Board’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

4

What is the effect of withheld votes, abstentions and broker non-votes?

Shares of common stock held by persons attending the Annual Meeting in person, but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. For purposes of determining whether our stockholders have ratified the appointment of EisnerAmper LLP, our independent registered public accounting firm, abstentions will have the same effect as a vote “against” this proposal. With regard to the election of directors, because under our amended and restated bylaws and applicable state law, election is determined by a plurality of votes cast, withheld votes will not be counted in determining the outcome of such proposal.

Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining whether a quorum exists. As discussed above, a broker non-vote occurs when an organization holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, which is considered a non-routine matter, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of EisnerAmper LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

What if I need assistance with voting or have technical problems regarding the Annual Meeting?

If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other Internet connection.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies.

How do I obtain the 2024 Annual Report?

If you would like a copy of our 2024 Annual Report, we will send you one without charge. Please write to:

ASP Isotopes Inc.

601 Pennsylvania Avenue NW, South Building, Suite 900

Washington, DC 20004

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investor-SEC Filings” section of our website at www.aspisotopes.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

5

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently comprised of seven members, six of whom are “independent” under the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board is divided into three classes with staggered three-year terms. At each Annual Meeting of stockholders, a class of directors is elected for a three-year term to succeed the directors in the same class whose term is then expiring. There are two Class III directors whose current term expires at the Annual Meeting: Sipho N. Maseko and Todd Wider, M.D. Our Board has nominated Sipho N. Maseko and Todd Wider, M.D. for re-election at the Annual Meeting to serve as Class III directors until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified.

The following table sets forth the names, ages as of October 27, 2025, and certain other information for each director nominee and for each other director serving on our Board.

Name	Class	Age	Position	Director Since	Term Expires	Expiration of Term for Which Nominated
Nominees for Director:
Sipho N. Maseko	III	56	Director	2025	2025	2028
Todd Wider, M.D.(1)(3)	III	60	Director	2021	2025	2028
Other Directors:
Paul Mann	I	49	Executive Chairman	2021	2026	-
Robert Ryan(1)(2)	I	57	Director	2024	2026	-
Michael Gorley, Ph.D.(2)	II	38	Director	2023	2027	-
Ralph L. Hunter, Jr.	II	60	Director	2025	2027	-
Duncan Moore, Ph.D.(1)(2)(3)(4)	II	66	Director	2021	2027	-

 ____________________

(1)Member of our audit committee

(2)Member of our nominating and corporate governance committee

(3)Member of our compensation committee

(4)Member of our special projects committee

Nominees for Director

Sipho N. Maseko joined our Board in April 2025. Mr. Maseko is an experienced executive and serves as a director and advisor to a number of companies. Since March 2024 Mr. Maseko has served as an independent non-executive director of KAP Limited, a South African diversified industrial group consisting of industrial, chemical and logistics businesses, and since June 2023 Mr. Maseko has served as an independent non-executive director of Shoprite Holdings Ltd, Africa’s largest retail group. Mr. Maseko previously served as Chief Executive Officer of Telkom SA SOC Ltd, a South African wireline and wireless telecommunications provider, from April 2013 to June 2022. Prior to joining Telkom, Mr. Maseko served as Managing Director of Vodacom SA and Group Chief Operating Officer of Vodacom after serving almost 14 years at BP Africa Limited where he held a number of senior positions, including Chief Executive Officer and Chief Operating Officer for BP Downstream activities. Mr. Maseko joined BP in 1997 after being with Werksmans Attorneys and the Financial Services Board. Mr. Maseko received a bachelor’s degree from the University of the Witwatersrand and a law degree (LLB) from the University of KwaZulu-Natal.

The Board believes that Mr. Maseko’s extensive relevant experience and competencies, including senior management experience, financial expertise, knowledge of the market and regulatory landscape in South Africa, and risk governance, is a valuable addition to the Board.

6

Todd Wider, M.D. has served on our Board since October 2021. Dr. Wider is currently Chief Medical Officer and board member of Xanadu Bio, Inc., a company focused on new modes of nanoparticle delivery of therapeutics. Prior, Dr. Wider served as Executive Chairman and Chief Medical Officer of Emendo Biotherapeutics, which focused on highly specific next generation gene editing, until March 2024. Dr. Wider also served on the board of directors of ARYA Sciences Acquisition Corp I, which had a successful business combination with Immatics N.V. (IMTX) in 2020. He served on the board of ARYA Sciences Acquisition Corp II, which had a successful business combination with Nautilus Biotechnology (NAUT) in 2021. He also served on the board of ARYA III, which had a successful business combination with Cerevel Therapeutics (CERE) in 2021. He was also on the boards of ARYA Sciences Acquisition Corp IV and V (ARYD and ARYE), Abeona Therapeutics Inc. (Nasdaq: ABEO), and Lyfebulb. Dr. Wider has consulted with a number of entities in the biotechnology space. Dr. Wider is an active, honorary member of the medical staff of Mount Sinai Hospital in New York, where he worked for over 20 years, focused on reconstructive surgery. Dr. Wider received an MD from Columbia College of Physicians and Surgeons, where he was Rudin Fellow, and an AB, with high honors and Phi Beta Kappa, from Princeton University. He did his residency in general surgery and plastic and reconstructive surgery at Columbia Presbyterian Medical Center, and postdoctoral fellowships in complex reconstructive surgery at Memorial Sloan Kettering Cancer Center, where he was Chief Microsurgery Fellow, and in craniofacial surgery at the University of Miami. Dr. Wider is also a principal in Wider Film Projects, a documentary film company focused on producing films with sociopolitical resonance that have won Academy, Emmy and Peabody Awards.

We believe Dr. Wider, as a result of his vast public and private company board experience at a variety of companies, possesses knowledge and experience in various areas, including business leadership, finance and technology, which strengthens the Board’s overall knowledge, capabilities and experience.

Other Directors

Paul E. Mann co-founded our company in September 2021 and has served as our Chairman and Chief Executive Officer and a member of our Board since incorporation. Effective October 1, 2025, Paul was appointed our Executive Chairman and began taking a temporary leave of absence from his Chief Executive Officer duties for health reasons. In the Executive Chairman role, Paul has responsibility, working with the Interim Chief Executive Officer and the Board, for the overall leadership and strategic direction of our company; providing guidance and support to our senior management; and the coordination of the activities of the Board.  Paul also served as our Chief Financial Officer until September 2022. Prior to ASPI, Paul was Chief Financial Officer of PolarityTE, Inc. (Nasdaq: PTE), a biotechnology company, from June 2018 until April 2020. Prior to that, he was responsible for Healthcare investments at DSAM Partners LLC, a global hedge fund. Earlier in his career, he was a portfolio manager at Highbridge Capital where he managed investments in healthcare and biotechnology. Prior to Highbridge Capital, from August 2013 to March 2016, he worked at Soros Fund Management where he was responsible for billions of dollars of investments in healthcare and chemicals companies. During his career as a healthcare and chemicals investor, Paul has helped create and fund numerous early stage and start-up companies. Prior to moving to the buy-side, Paul spent 11 years as a sell-side analyst at Morgan Stanley and Deutsche Bank. He co-managed the healthcare research team at Morgan Stanley, one of the top ranked teams in Institutional Investor, Greenwich and Reuters. He was also corporate broker to over half the UK Pharmaceutical Companies. Paul started his career as a research scientist at Procter and Gamble and he is named as the inventor of numerous skin creams in the Oil of Olay range of cosmetics. Between 2000 and 2023 he was a nonexecutive, independent director at Abeona Therapeutics (NASDAQ: ABEO), where he was the chair of the audit committee, and he is currently a director at Healthtech Solution Inc. (OTC: HLTT), where he is chairman of the board and serves on the audit committee. He was the co-founder and Chairman of Varian Biopharma, a private biotechnology company focused on precision oncology until its sale in 2023. Paul has an MA (Cantab) and an MEng from Cambridge University, UK where he studied Natural Sciences and Chemical Engineering and he is a CFA charter holder.

We believe Mr. Mann’s detailed knowledge and unique perspective and insights as our founder and Executive Chairman, as well as his prior experience as Chief Financial Officer of another public company and extensive experience managing investments in healthcare, biotechnology and chemicals companies, qualify him to serve on our Board and position him well to serve as our Executive Chairman.

7

Professor Michael Gorley, Ph.D., joined our Board in October 2023. Prof. Gorley has served as senior fellow since January 2025 at UK Atomic Energy Authority (UKAEA). In this role Prof. Gorley has served as a strategic leader and technical specialist at UKAEA. Prior to assuming his current role at UKAEA, Prof. Gorley was the Director of Fusion Technology Division from January 2024 to January 2025, Chief Technologist from September 2020 till January 2024, Materials Technology Group Leader from August 2018 to September 2020 and Materials Technology Programme Manager from June 2016 to August 2018. In these roles, Prof. Gorley directed the establishment of the Materials Technology Group and supporting Materials Testing Laboratories, and led the EUROfusion Engineering Data and Design Integration group. In addition, Prof. Gorley has been a visiting professor at the University of Bristol, U.K. since June 2021. Prof. Gorley received a Ph.D. (DPhil) in Materials Science from Oxford University, U.K., with a thesis on ODS steels (specialized alloys for high-performance applications).

We believe that Prof. Gorley’s significant expertise in fusion technology and fusion materials contributes to the Board’s understanding and ability to analyze and navigate complex regulatory and business issues.

Ralph L. Hunter joined our Board in September 2025.  Mr. Hunter has over thirty five years of experience in the nuclear power generation industry. Since June 2025, Mr. Hunter has been the Chairman and Chief Executive Officer of RC Nuclear Consultants, LLC, a consulting company he established to help investors, technology companies, data center developers, power off takers and others navigate the new nuclear landscape. From February 2024 to June 2025, Mr. Hunter was President and Chief Executive Officer of Orion Nuclear Energy Corporation where he led the development company in securing opportunities nationally for both small modular reactors and micro-reactors. From 2013 to February 2024, Mr. Hunter led the development of Constellation Energy Corporation’s international clean energy business in his role as President of Constellation Generation Development, LLC (CGD), and was responsible for all of Constellation's (formerly Exelon Generation) development activities in the nuclear sector worldwide. Mr. Hunter served as Chair on the U.S. Civil Nuclear Trade Advisory Committee (CINTAC) which promoted civil nuclear energy exports, supported marketing U.S. civilian nuclear technologies, innovative U.S. nuclear technologies and the capabilities of U.S. nuclear operators and suppliers. Representing Constellation’s investment in small modular nuclear reactors internationally, Mr. Hunter also served on the Board of Rolls-Royce SMR Limited, a company involved in the United Kingdom’s clean energy development. Mr. Hunter holds both a Bachelor of Engineering degree in Nuclear Engineering and a Master of Engineering degree in Nuclear Engineering from the University of Florida. He also attended the Executive Management Program at the Darden School of Business at the University of Virginia and is a certified Project Management Professional.

The Board believes that Mr. Hunter’s extensive relevant experience and competencies, including senior management experience, financial expertise, knowledge of the nuclear energy sector and risk governance, will be a valuable addition to the Board.

Duncan Moore, Ph.D. has served on our Board since October 2021. Dr. Moore is a partner at East West Capital Partners since May 2008, which has a focus on making investments in the Healthcare Industry in Asia. Previously, from 1991 to 2008, Dr. Moore was a top-ranked pharmaceutical analyst at Morgan Stanley leading the firm’s global healthcare equity research team. Whilst at the University of Cambridge, he co-founded a medical diagnostics company called Ultra Clone with two colleagues which led to the beginnings of a 20-year career in healthcare capital markets analysis. In 1986, he was involved in setting up the BankInvest biotechnology funds and was on its scientific advisory board. Dr. Moore was educated in Edinburgh and went to the University of Leeds where he studied Biochemistry and Microbiology. He has a M.Phil. and Ph.D. from the University of Cambridge where he was also a post-doctoral research fellow. Dr. Moore is an active investor in biomedical companies and serves as a director of Forward Pharma A/S, a privately held pharmaceutical company based in Copenhagen, Denmark, Cycle Pharma, a privately held rare disease focused company based in Cambridge, UK, and GH Research PLC, a NASDAQ-listed psychedelic pharmaceutical company based in Dublin, Ireland. Dr. Moore is also the Chairman of the Scottish Life Sciences Association.

We believe that the experience, insights and knowledge Dr. Moore possesses from his leadership roles in business activities are important qualifications, skills and experience that provide valuable assistance to the Board and greatly contribute to the overall knowledge of the Board and its ability to address the issues we confront.

Robert Ryan joined our Board in January 2024. Mr. Ryan a private investor with more than 30 years’ experience in investment banking, private equity and international financial law. Mr. Ryan was a partner of Balbec Capital LP from January 2019 to July 2023 and a managing director of Balbec Capital LP from January 2013 to January 2019. Prior to joining Balbec Capital LP, Mr. Ryan was associated with a number of international investment banks. Mr. Ryan started his career as a solicitor at a leading U.K. multinational law firm. Mr. Ryan received a LL.B. degree from the University of Leicester.

8

The Board believes that Mr. Ryan’s significant board experience and financial expertise contribute to the Board’s understanding and ability to analyze complex issues, particularly as the Company looks to grow its business, and qualify him to serve on our Board.

Corporate Governance

We are committed to maintaining strong corporate governance practices that drive effective functioning of the Board in its oversight role, promote the long-term interests of our stockholders and strengthen Board and management accountability. Our governance practices are documented in our corporate governance guidelines, which address the role and composition of our Board and the functioning of the Board and its committees. You can find our governance documents, including our corporate governance guidelines and our code of business conduct, on our website www.aspisotopes.com under “Investor - Governance - Committee Charters” and “Investor - Governance - Governance Documents.” Our Board regularly reviews and updates our governance materials in light of legal and regulatory requirements, evolving best practices and other developments.

Board Independence

Our common stock is listed on the Nasdaq Capital Market. Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent.

Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (“Exchange Act”). Under Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under Nasdaq listing standards, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under Nasdaq listing standards, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board has determined that each of the current non-employee directors, Michael Gorley, Ph.D., Ralph L. Hunter, Sipho N. Maseko, Duncan Moore, Ph.D., Robert Ryan and Todd Wider, M.D., are independent directors. In making this determination, our Board applied the standards set forth under Rule 10A-3 of the Exchange Act and related SEC and Nasdaq listing standards. Our Board considered all relevant facts and circumstances known to it in evaluating the independence of these directors, including their current and historical employment, any compensation we have given to them, any transactions we have with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families.

9

Although there is no specific policy regarding diversity in identifying director nominees, both the nominating and corporate governance committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the nominating and corporate governance committee, when recommending director candidates to our Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Board Leadership Structure

Our Board is led by our Executive Chairman, Paul Mann. Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Executive Chairman of the Board and Chief Executive Officer. Our Board currently believes that our existing leadership structure is effective, under which Paul Mann serves as our Executive Chairman, and Robert Ainscow serves as our Interim Chief Executive Officer, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders.

The Board’s Role in Risk Oversight

Although management is responsible for the day-to-day management of the risks our company faces, our Board and its committees take an active role in overseeing management of our risks and have the ultimate responsibility for the oversight of risk management. The Board regularly reviews information regarding our operational, financial, legal, cybersecurity and strategic risks. Specifically, senior management attends quarterly meetings of the Board, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our Board.

In addition, our three standing committees assist the Board in fulfilling its oversight responsibilities regarding risk. The audit committee coordinates the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, related party transactions and code of conduct and corporate governance guidelines and management regularly reports to the audit committee on these areas. The compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs as well as succession planning as it relates to our chief executive officer. The nominating and corporate governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and corporate governance. When any of the three standing committees receives a report related to material risk oversight, the chair of the relevant committee reports on the discussion to the full Board.

Board of Directors Meetings

During fiscal year 2024, our Board met six times, including telephonic meetings. In that year, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he served as a director and (ii) the total number of meetings held by all committees of our Board during the periods for which he served on such committees.

Committees of the Board of Directors

Our Board has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our Board. Our Board may also establish other committees from time to time to assist the Board. As of the date of this proxy statement, the composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq listing standards and SEC rules and regulations. Each committee’s charter is available on the Investor Relations portion of our website at https://investors.aspisotopes.com under Governance.

10

Audit Committee

The members of our audit committee are Todd Wider, Duncan Moore and Robert Ryan, with Dr. Wider serving as chair. The audit committee met four times, including telephonic meetings, in 2024. Our Board has determined that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board has designated Mr. Ryan as an “audit committee financial expert,” as defined under the applicable rules of the SEC. Our Board has determined that each member of the audit committee meets the independence requirements for audit committees required under Section 10A of the Exchange Act and the applicable Nasdaq listing standards. The audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements are included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

Compensation Committee

The members of our compensation committee are Duncan Moore and Todd Wider with Dr. Moore serving as chair. The compensation committee met two times, including telephonic meetings, in 2024. Our Board has determined that each member of the compensation committee is “independent” as that term is defined in Nasdaq listing standards, meets the heightened independence requirements for compensation committee purposes under Section 10C of the Exchange Act and related SEC rules and Nasdaq listing standards, and are considered a “non-employee director” under Rule 16b-3 under the Exchange Act. The compensation committee’s responsibilities include:

•	reviewing and approving our philosophy, policies and plans with respect to the compensation of our chief executive officer;

•	making recommendations to our Board with respect to the compensation of our chief executive officer and our other executive officers;

•	reviewing and assessing the independence of compensation advisors;

•	overseeing and administering our equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation; and

•	preparing the compensation committee reports required by the SEC, including our “Executive Compensation” disclosure.

11

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Robert Ryan, Duncan Moore and Michael Gorley, with Mr. Ryan serving as chair. The nominating and corporate governance committee met once in 2024.  Our Board has determined that each member of the nominating and corporate governance committee is “independent” as defined in Nasdaq rules. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the Board criteria for Board and committee membership;

•	establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying and screening individuals qualified to become members of the Board;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board a code of business conduct and a set of corporate governance guidelines; and

•	overseeing the evaluation of our Board and management.

Special Projects Committee

In August 2023, the Board created the special projects committee whose responsibilities include to research, evaluate and negotiate strategic opportunities and alternatives available to the Company, including potential joint ventures, collaborations and other key strategic transactions, and to make reports and recommendations to the Board. Dr. Moore was appointed to the special projects committee.

Director Nomination Process

The nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board. In its evaluation of director candidates, including the members of the Board eligible for re-election, the nominating and corporate governance committee considers the following:

•	individual qualifications, including relevant career experience, strength of character, maturity of judgment, familiarity with the Company’s business and industry;

•	the experience and expertise of the Company’s current directors; and

•

all other factors it considers appropriate, which may include diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing board or directors.

12

The Board, with the assistance of the nominating and corporate governance committee, monitors the mix of specific experiences, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although there is no specific policy regarding diversity in identifying director nominees, both the nominating and corporate governance committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the nominating and corporate governance committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Company has never received a director nomination proposal from a stockholder. Although the nominating and corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the nominating and corporate governance committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Stockholder Recommendations for Nominations to the Board

A stockholder that wishes to recommend a candidate for consideration by the nominating and corporate governance committee as a potential candidate for director must direct the recommendation in writing to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary, and must include, among other things, the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, class and number of shares of our capital stock that are held by the nominee, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and the like, personal references and such other information required under our amended and restated bylaws. Our Board will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

Director Attendance at Annual Meetings

Although our Company does not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage all of our directors to attend. All of our directors attended our 2024 Annual meeting of our stockholders.

Communications with our Board of Directors

Stockholders seeking to communicate with our Board should submit their written comments to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary. The Corporate Secretary will forward such communications to each member of our Board; provided that, if, in the opinion of our Corporate Secretary, it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Business Conduct

We have adopted a written code of business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the Investor Relations section of our website at www.aspisotopes.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K within four business days of such amendment or waiver.

Director Compensation

The following table sets forth information regarding compensation earned by our non-employee-directors for service on our Board during the year ended December 31, 2024. The table does not include Mr. Mann, our Executive Chairman, or Dr. Strydom, our Chief Technology Officer and a former director, neither of whom received additional compensation for his service as a director. Dr. Strydom stepped down as a member of the Board in April 2025.  In addition, the table does not include Mr. Maseko and Mr. Hunter, non-employee directors who joined the Board in 2025.

13

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options ($)	Total ($)
Josh Donfeld(1)	-	-	-	-
Michael Gorley, Ph.D.	70,000	304,032	-	374,032
Duncan Moore, Ph.D.	70,000	304,032	-	374,032
Robert Ryan(1)	70,000	304,032	-	374,032
Todd Wider, M.D.	70,000	304,032	-	374,032

(1)Mr. Donfeld resigned from the board in January 2024 and was replaced by Mr. Ryan.

Effective October 30, 2024, the Board adopted a Non-Employee Director Compensation Policy. Under the Non-Employee Director Compensation Policy, our non-employee directors are eligible to receive an annual cash retainer for Board membership of $100,000 (which is prorated for the portion of the year they earned such retainers) and equity awards. Our policy provides that each non-employee director elected to the Board will be granted an award of restricted stock with a value of $100,000 (the “Initial Grant”). In addition, on the date of each of our annual meetings of stockholders, each non-employee director who will continue as a non-employee director following such meeting will be granted either an award of restricted stock or an award of nonstatutory stock options, at the election of such director having a value of $250,000 (the “Annual Grant”). The number of shares subject to each of the Initial Grant and Annual Grant is determined by dividing the value of such award by the closing price of our stock over the trailing 30-day period prior to the grant date. The Initial Grant will vest in full on the one-year anniversary of the grant date, subject to continued service as a director. The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date.

Prior to the effectiveness of the Non-Employee Director Compensation Policy described above, directors were compensated with (i) a fee for service of $60,000 per year, payable at the director’s discretion in cash or common stock at market value (which was payable quarterly in arrears ($15,000 quarterly instalments) on the last business day of each December, March, June and September during the director’s term) and (ii) an award of common stock with a market value of $100,000 annually each year during the director’s term.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof.

14

PROPOSAL 1:

ELECTION OF CLASS III DIRECTORS

Under our governing documents our Board has the power to set the number of directors from time to time by resolution. We currently have seven directors serving on our Board, six of whom are “independent” as defined under the Nasdaq listing standards. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

At the Annual Meeting, two Class III directors will be elected for three-year terms. Based upon the recommendation of our nominating and corporate governance committee, our Board has nominated each of the director nominees set forth below to stand for election by our stockholders, in each case for a three-year term expiring at our 2028 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominees for Director

Our nominating and corporate governance committee has recommended, and our Board has approved, Sipho N. Maseko and Todd Wider, M.D. as nominees for election as Class III directors at the Annual Meeting.

If elected, Sipho N. Maseko and Todd Wider, M.D. will serve as Class III directors until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance - Nominees for Director.”

We expect that Sipho N. Maseko and Todd Wider, M.D. will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy.

Vote Required; Recommendation of the Board of Directors

The election of the Class III directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. “Withhold” votes and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT

AS CLASS III DIRECTOR TO SERVE FOR A THREE-YEAR TERM

AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

15

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025, and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. EisnerAmper has served as the Company’s auditor since 2021 and has audited the Company’s financial statements for the year ended December 31, 2024. Representatives of EisnerAmper are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the audit committee is submitting the appointment of EisnerAmper to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants’ Fees

The following table is a summary of fees billed to the Company by EisnerAmper for professional services rendered for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$521,722	$357,000
Audit Related Fees	-	-
Tax Fees(2)	-	-
All Other Fees	-	-
Total	$521,722	$357,000

(1)Audit fees include audit, reviews, and work related to the filing of registration statements, including issuances of consents and comfort letter.

(2)Tax fees are related to tax compliance and advisory services.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2024 and 2023. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote from a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter will be required to ratify the appointment of EisnerAmper. Abstentions will have the same effect as a vote “against” this proposal. As ratification of the appointment of EisnerAmper is considered a routine matter on which a broker or other nominee has discretionary authority to vote, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

16

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the Company’s Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2024, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with EisnerAmper, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has discussed with EisnerAmper its independence from management and the company, has received from EisnerAmper the written disclosures and the letter required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee met with EisnerAmper to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. EisnerAmper, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with EisnerAmper were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements.

The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company’s Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 that was filed with the SEC. The audit committee and the Company’s Board also have recommended, subject to stockholder approval, the ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for 2025.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Submitted by the Audit Committee of the Board of Directors

Todd Wider, M.D. (Chair)

Duncan Moore, Ph.D.

Robert Ryan

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of October 27, 2025, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of October 27, 2025, through the exercise of any stock option, warrants or other rights or vesting of restricted stock units. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 110,840,122 shares of our common stock outstanding as of October 27, 2025. Shares of our common stock that a person has the right to acquire within 60 days of October 27, 2025, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned
Paul Mann	8,084,191	7.3%
Heather Kiessling	812,500	*	%
Robert Ainscow	1,647,193	1.5%
Michael Gorley, Ph.D.	81,360	*
Ralph L. Hunter	10,470	*
Sipho N. Maseko	22,422	*
Duncan Moore, Ph.D.	994,553	*	%
Robert Ryan	615,674	*
Todd Wider, M.D.	710,230	*	%
All current executive officers and directors as a group (11 persons)	15,901,156	14.4%

* Less than one percent.

18

(1)Shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a broker, bank or other nominee for the beneficial owner’s account.

(2)For each of our executive officers and directors, the shares listed in this column include the following shares of restricted stock (which are subject to forfeiture and shall be automatically transferred back to the company upon termination or cessation of service if the vesting conditions have not been satisfied): 1,220,681 shares for Mr. Mann; 700,000 shares for Ms. Kiessling; 925,000 shares for Mr. Ainscow; 22,422 shares for Mr. Maseko; 92,522 shares for Dr. Moore; and 42,522 shares for each of Professor Gorley, Mr. Ryan and Dr. Wider.

19

EXECUTIVE OFFICERS

Our Executive Officers

The following table sets forth information regarding our executive officers as of October 27, 2025:

Name	Age	Position(s)
Paul E. Mann	49	Executive Chairman
Heather Kiessling	60	Chief Financial Officer
Robert Ainscow(1)	49	Interim Chief Executive Officer and Chief Operating Officer
Hendrik Strydom, Ph.D.	65	Chief Technology Officer
Donald G. Ainscow(1)	44	Executive Vice President, General Counsel and Corporate Secretary

___________________

(1) Robert Ainscow and Donald Ainscow are brothers.

Paul E. Mann. Please see the biographical information provided above in the section entitled “Board of Director and Corporate Governance.”

Heather Kiessling. Ms. Kiessling has served as our Chief Financial Officer since July 2024. She previously served as Managing Director at Danforth Advisors LLC, a life science financial strategy consultancy and was a consultant since October 2015, providing consulting and advisory services to our company under the terms of a consulting agreement with Danforth Advisors since November 2021. Prior to joining Danforth Advisors, Ms. Kiessling held finance leadership roles at Cytonome/ST, LLC and AutoImmune Inc. Ms. Kiessling is a CPA and holds a B.A. in management science from University of California, San Diego, and an M.B.A. with a focus in finance and accounting from University of Michigan Graduate School of Business.

Robert Ainscow. Mr. Ainscow co-founded our company in September 2021 and served as our VP and Head of Business Development and Interim Chief Financial Officer until September 2022 when he was appointed Chief Financial Officer. Mr. Ainscow was appointed as our Chief Operating Officer in April 2024.  Mr. Ainscow served as our Chief Financial Officer until July 2024 when our current Chief Financial Officer joined ASPI.  Effective October 1, 2025, Paul was appointed our Executive Chairman and began taking a temporary leave of absence from his Chief Executive Officer duties for health reasons, and effective October 1, 2025, the Board appointed Robert to serve as our Interim Chief Executive Officer, in addition to his current duties.  In the role of our Interim Chief Executive Officer, Mr. Ainscow has the responsibility for managing the Chief Executive Officer’s direct reports and communications with our industry partners, stockholders and other important stakeholders, among other Chief Executive Officer’s duties. Prior to ASPI, Robert was head of capital markets at Zenzic Partners Limited from October 2017 to February 2021 and a founder of Bluezest Mortgages since November 2015. Robert has over 20 years’ experience in financing operating companies and lending platforms through the provision of structured finance and securitization structures in the debt capital markets. He has developed, executed and managed innovative structures to fund credit, renewable energy and transport and logistics assets encompassing all major financial jurisdictions, on and offshore. Robert began his career at the first ever Internet-bank, First-E; in the investment banking division, WIT-Soundview. Following the “.com” correction he entered mainstream investment banking at U.S. firms Morgan Stanley and Bear Stearns in London where he was an analyst in the Law Division with responsibility for capital markets oversight and a Vice President in the Principal and Asset-Backed Finance Group with responsibility for securitization respectively. He subsequently worked at Investec bank twice over the subsequent years as well as a variety of directorships, consultancies and investments in start-up and growth phase lending and securitization platform.

Hendrik Strydom, Ph.D. Dr. Strydom has served as our Chief Technology Officer since January 2022 and served on our Board from January 2022 to April 2025. Dr. Strydom serves as a member of the board of managers of Quantum Leap Energy LLC (“QLE”), our subsidiary that is pursuing an initiative to produce advanced nuclear fuels, such as HALEU and Lithium-6, in South Africa. Dr. Strydom co-developed the isotope separation technology, known as “Aerodynamic Separation Process” (ASP). In 1993 Dr. Strydom co-founded SDI Ltd (subsequently named Klydon), a research and development company which developed the ASP. Klydon, where Dr. Strydom served as CEO, successfully exploited the ASP technology by separating Silicon (Si28), Carbon (C13 & C14), Oxygen (O-18) and Molybdenum (Mo-100). Since the commencement of commercial operation of the O-18 plant over 3 years ago, Klydon sold O-18 into the South African radio pharmacy market. Dr. Strydom’s work on separation of isotopes started when he was employed as a scientist at the South African Atomic Energy Corporation (AEC), where he specialized in the laser separation of heavy isotopes. Dr. Strydom left AEC in 1993 to co-found Klydon. Dr. Strydom holds a BSc- Hons (Physics & Maths) (1983) - University of Pretoria, MSc (Physics) (1990) - University of Port Elizabeth, PhD (Physics) (2000) - University of Natal (Durban).

Donald G. Ainscow.  Mr. Ainscow has served as Executive Vice President, General Counsel and Corporate Secretary of ASPI and ASPI’s wholly-owned subsidiary -- QLE, since August 2025. Previously, Mr. Ainscow was Of Counsel at the law firm Blank Rome LLP from October 2023 to August 2025. During his tenure at Blank Rome, Mr. Ainscow worked with ASPI and QLE as outside counsel on a number of acquisitions, securities and corporate matters. Prior to his time at Blank Rome, Mr. Ainscow was Of Counsel at DLA Piper LLP from November 2021 to October 2023. Mr. Ainscow began his legal career in October 2005 at Norton Rose Fulbright US LLP, where he most recently was Senior Counsel from January 2018 to November 2021. Mr. Ainscow brings more than 20 years of legal experience to our executive team having worked at several global law firms, where he specialized in corporate law, mergers, acquisitions and other strategic transactions, securities offerings and SEC reporting, financings and corporate governance. Mr. Ainscow received a LL.B., with honors, from the University of Warwick, England, and a LL.M. from Duke University School of Law.

20

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the Board regarding, the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

Our named executive officers for 2024, which consist of our principal executive officer and our next two most highly compensated executive officers, were as follows:

•	Paul Mann, our Executive Chairman;
•	Heather Kiessling, our Chief Financial Officer; and
•	Robert Ainscow, our Interim Chief Executive Officer and Chief Operating Officer.

21

2024 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for all services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 2024 and 2023.

Name and Principal Position		Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Paul Mann, Executive Chairman	2024	510,000	500,000	3,757,309	-	-	-	4,767,309
	2023	480,000	440,000	1,292,657	-	-	-	2,212,657
Heather Kiessling, Chief Financial Officer(1)	2024	200,000	200,000	1,312,000	-	-	-	1,712,000
	2023	-	-	-	-	-	-	-
Robert Ainscow, Interim Chief Executive Officer and Chief Operating Officer(1)	2024	310,000	180,000	658,500	-	-	-	1,148,500
	2023	159,996	90,000	-	-	-	-	249,996

(1)Effective July 1, 2024, Ms. Kiessling joined the company as Chief Financial Officer. Ms. Kiessling succeeded Mr. Ainscow in this role, who served as Chief Financial Officer and Chief Operating Officer since April 2024 and as Interim Chief Financial Officer since September 2021.

(2)On April 5, 2024, in recognition of the contributions of Mr. Mann and Mr. Ainscow to the Company in 2023, the Board approved, based on a recommendation by the compensation committee, a discretionary cash bonus for 2023 of $440,000 and $90,000, respectively. On January 29, 2025, in recognition of the contributions of Mr. Mann, Ms. Kiessling and Mr. Ainscow to the company in 2024, the Board approved, based on a recommendation by the compensation committee, a discretionary cash bonus for 2024 of $500,000, $200,000 and $180,000, respectively.

(3)In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the restricted stock awards granted during 2024 and 2023. This amount has been computed in accordance with Financial Accounting Standards Board (FASB), Accounting Standards Codification (ASC) Topic 718. Assumptions used in the calculation of this amount are described in Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.  This amount does not reflect the actual economic value that will be realized by the recipient upon the vesting of the stock awards or the sale of the common stock underlying such awards.

22

Employment Arrangements

Below is a description of our employment agreements with our named executive officers for fiscal year 2024, including a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers.

Paul Mann.

We entered into an executive employment agreement with Mr. Mann in October 2021, which was amended in December 2022 and April 2024, which governs the current terms of his employment with us as Executive Chairman. Pursuant to the agreement, Mr. Mann is entitled to a base salary of $520,000 per annum (subject to annual adjustments by the Board), a target annual discretionary bonus equal to 100% of his annual base salary, and milestone-based bonuses paid in shares of our Common Stock based on the achievement of revenue milestones. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.

Subject to our achievement of $4.167 million in average monthly revenues for a trailing three- month period Mr. Mann will be paid a $1,000,000 bonus. Subject to our achievement of $8.33 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Subject to our achievement of $12.5 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Subject to our achievement of $16.67 million in average monthly revenues for a trailing three-month period Mr. Mann will be paid an additional $1,000,000 bonus. Any earned milestone-based bonuses will be paid within 30 days of the achievement of the applicable revenue goal and the number of vested shares issued to Mr. Mann shall be determined by dividing the $1,000,000 bonus amount by either the then fair market value per share of Common Stock, as determined in good faith by our Board, or the closing sale price of our Common Stock on the trading day immediately preceding the applicable payment date, as reported by the principal trading market for our Common Stock.

During his employment, Mr. Mann shall receive an equity award equal to two percent (2%) of the Company’s outstanding common shares as of the company’s immediately preceding fiscal year, which shall be granted on March 1 of each year and vest quarterly over a 12-month period.

Mr. Mann’s employment agreement, as amended, has an initial term of five years ending on April 5, 2029 and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Mr. Mann is also entitled to certain severance benefits under the terms of his employment agreement.

Upon a termination of Mr. Mann’s employment for any reason, Mr. Mann is entitled to receive a pro-rata annual bonus for the year of termination.

Upon a termination of Mr. Mann’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Mann will receive continued payment of Mr. Mann’s base salary until the end of the then-applicable remaining employment period term and reimbursement of COBRA premiums for up to an 18-month period.

23

Upon a termination of Mr. Mann’s employment due to his death, disability, termination without cause, resignation for good reason, or resignation in connection with a change of control, the vesting and exercisability of all equity awards held by Mr. Mann shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of his termination. Additionally, upon such termination Mr. Mann’s stock options (as well as any other exercisable equity awards) will remain exercisable until the earlier one year after Mr. Mann’ s termination or the original maximum permitted term of the equity award.

Upon a termination of Mr. Mann’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Mann will receive continued payment of Mr. Mann’s base salary until the end of the then-applicable remaining employment period term and reimbursement of COBRA premiums for up to an 18-month period.

Heather Kiessling.

We entered into an executive employment agreement with Heather Kiessling in June 2024 pursuant to which she was appointed as Chief Financial Officer, effective July 1, 2024. Pursuant to the agreement, Ms. Kiessling is entitled to an initial base salary of $400,000 per annum (subject to annual adjustments by the Board) and a target annual discretionary bonus equal to 50% of her annual base salary. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee. The employment agreement also provides that Ms. Kiessling will be awarded an initial grant of 400,000 shares of restricted stock pursuant to the Company’ 2024 Inducement Equity Incentive Plan, which shall vest (subject to compliance with the applicable vesting conditions) in eight equal semi-annual installments over a four-year period beginning on the six-month anniversary of the Transition Date. The award of 400,000 shares of restricted stock was granted as an inducement material to Ms. Kiessling becoming an employee of the Company, in accordance with Nasdaq Listing Rule 5635(c)(4). Ms. Kiessling will also be eligible to receive annual equity-based awards pursuant to the Company’s 2022 Equity Incentive Plan.

Ms. Kiessling’s employment agreement has an initial term of one year and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Ms. Kiessling is also entitled to certain severance benefits under her employment agreement.

Upon a termination of Ms. Kiessling’s employment for any reason other than due to her voluntary resignation without good reason and which does not occur in connection with a change in control, Ms. Kiessling will receive reimbursement of COBRA premiums for up to an 18-month period.

Upon a termination of Ms. Kiessling’s employment due to her death, disability, or termination without cause after the initial one (1)-year term, resignation for good reason, or resignation in connection with a change in control the vesting and exercisability of all equity awards held by Ms. Kiessling shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of her termination. Additionally, upon such termination any stock options held by Ms. Kiessling (as well as any other exercisable equity awards) will remain exercisable until the earlier of one year after Ms. Kiessling’s termination or the original maximum permitted term of the equity award.

24

Robert Ainscow.

We entered into an executive employment agreement with Robert Ainscow in October 2021 pursuant to which he was appointed as Vice President and Head of Business Development. We entered into amendments to Mr. Ainscow’s employment agreement in September 2022 in connection with his appointment as Interim Chief Financial Officer and in April 2024 in connection with his appointment as Chief Operating Officer and Chief Financial Officer. Pursuant to the agreement (as amended), Mr. Ainscow is entitled to a base salary of $360,000 per annum (subject to annual adjustments by the Board), a target annual discretionary bonus equal to 40% of his annual base salary, and milestone-based bonuses paid in shares of our Common Stock based on the achievement of revenue milestones. Annual bonuses will be paid in a mixture of cash and Common Stock, as determined by the compensation committee.

Mr. Ainscow’s employment agreement, as amended, has an initial term of three years ending on April 5, 2027 and will automatically renew for successive one-year periods unless either party provides notice of non-renewal at least three months prior to expiration of the then-current term. Mr. Ainscow is also entitled to certain severance benefits under his employment agreement.

Upon a termination of Mr. Ainscow’s employment for any reason other than due to his voluntary resignation without good reason and which does not occur in connection with a change in control, Mr. Ainscow will receive reimbursement of COBRA premiums for up to an 18-month period.

Upon a termination of Mr. Ainscow’s employment due to his death, disability, or termination without cause, resignation for good reason, or resignation in connection with a change in control the vesting and exercisability of all equity awards held by Mr. Ainscow shall immediately accelerate, so that all such equity awards shall be fully vested and exercisable as of the date of his termination. Additionally, upon such termination Mr. Ainscow’s stock options (as well as any other exercisable equity awards) will remain exercisable until the earlier of one year after Mr. Ainscow’s termination or the original maximum permitted term of the equity award.

Restricted Stock Awards in 2024.

On September 6, 2024, we made an award of restricted stock to Mr. Mann pursuant to the terms of his Employment agreement. The shares are subject to time-based vesting and are not subject to further performance-based criteria. Mr. Mann received 978,466 shares of restricted Common Stock (or 2% of the Company’s outstanding common shares as of the Company’s immediately preceding fiscal year). The restricted stock award will become 25% vested on each June 1, 2024, September 1, 2024, December 1, 2024, and March 1, 2025.

In addition, on September 6, 2024, we made an award of 300,000 shares of restricted common stock to Mr. Ainscow. This award of common stock will vest (subject to compliance with applicable vesting conditions) in equal quarterly installments over a four-year period beginning on the grant date.

Health benefits

We provide customary employee benefits to eligible employees, including to our NEOs, including medical, dental and vision benefits, short-term and long-term disability insurance, basic and supplemental life insurance and basic and supplemental accidental death and dismemberment insurance.

25

Nonqualified deferred compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans.

Perquisites

We generally do not provide perquisites or personal benefits to our NEOs.

Compensatory Actions After Fiscal Year End

As described above, the Chief Executive Officer and Chief Operating Officer are eligible to receive annual bonuses in accordance with the terms of their respective employment agreements, with the amount of such bonus and whether such bonus is paid in cash or stock (or a mix of cash and stock) to be determined by the Board in its discretion, based on a recommendation of the compensation committee. On January 29, 2025, in recognition of the contributions of Mr. Mann, Ms. Kiessling and Mr. Ainscow to the company in 2024, the Board approved, based on a recommendation by the compensation committee, a discretionary cash bonus for 2024 of $500,000, $200,000 and $180,000, respectively. In addition, on January 29, 2025, the Board increased the base salaries of our named executive officers as follows: Mr. Mann $620,000; Ms. Kiessling $460,000; and Mr. Ainscow $400,000.

On April 14, 2025, we made an award of restricted stock to Mr. Mann pursuant to the terms of his employment agreement. Mr. Mann received 1,441,361 shares of restricted common stock (or 2% of the Company’s outstanding common shares as of the Company’s immediately preceding fiscal year), which will become 25% vested on each of June 1, 2025, September 1, 2025, December 1, 2025 and March 1, 2026. In addition, on April 14, 2025, we made a discretionary award of restricted stock to Ms. Kiessling and Mr. Ainscow. Ms. Kiessling and Mr. Ainscow each received 400,000 shares of restricted common stock, which will vest in equal semi-annual installments over a four-year period beginning on the grant date, subject to his continuous service with us as of each such vesting date.

26

Outstanding Equity Awards at December 31, 2024

The following table sets forth information regarding outstanding option and stock awards held by our named executive officers as of December 31, 2024.

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Paul Mann	4/4/2022	216,000(4)	-	2.00	4/4/2032	-	-
	6/10/2022	853,788(5)	146,212	2.00	6/10/2032	-	-
	11/15/2022	-	-	-	-	500,000	2,265,000
	12/30/2022	-	-	-	-	-	-
	09/06/2024	-	-	-	-	244,617	1,108,115
Heather Kiessling	07/01/2024	-	-	-	-	400,000	1,812,000
Robert Ainscow	10/4/2021	150,000(5)	-	0.25	10/4/2031	-	-
	4/4/2022	12,000(4)	-	2.00	4/4/2032	-	-
	6/10/2022	115,261(5)	19,739	2.00	6/10/2032	-	-
	11/15/2022	-	-	-	-	300,000	1,359,000
	09/06/2024					300,000	1,359,000

(1)Option and stock awards granted prior to our initial public offering in November 2022 were issued pursuant to our 2021 Stock Incentive Plan and option and stock awards granted thereafter were issued pursuant to our 2022 Equity Incentive Plan.

(2)All of the option awards were granted with a per share exercise price equal to the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board or the compensation committee.

(3)Represents the fair market value of unvested RSAs as of December 31, 2024 based upon the closing market price of our common stock on December 31, 2024 of $4.53 per share.

(4)The options became exercisable in a single installment 12 months after the grant date.

(5)The options vest in 36 equal monthly installments beginning on the last day of month after the grant date, subject to the recipient’s continuous service with us as of each such vesting date.

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our Board) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

In addition, our employees (including our executive officers and the non-employee members of our Board) are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

27

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other than the compensation agreements and other arrangements described in the “Executive Compensation” section of this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K promulgated by the SEC, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

Certain Relationships and Related Transactions

Other than the compensation agreements and other arrangements described in the “Executive Compensation” section of this proxy statement, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

28

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year.

Based solely on our review of the copies of such forms furnished to us and the written representations from certain of the reporting persons that no other reports were required during the year ended December 31, 2024, all executive officers, directors and greater than ten-percent beneficial owners complied with the reporting requirements of Section 16(a), except that a late Form 3 report and a late Form 4 report was filed for each of Professor Gorley and Mr. Ryan on February 26, 2024 (which Form 4 reported one transaction for Professor Gorley and five transactions for Mr. Ryan).

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2026 must be received by us no later than August 3, 2026, which is 120 days prior to the first anniversary of the date the 2025 proxy materials were furnished to stockholders, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the first anniversary of our 2025 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must meet the requirements in our amended and restated bylaws and be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2026 annual meeting of stockholders, such a proposal must be received by us no earlier than August 20, 2026 and no later than September 21, 2026. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and no later than the 90th calendar day prior to such annual meeting or, if later, ten calendar days following the date on which public announcement of the date of the meeting is first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2026 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2026 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 19, 2026.

2024 ANNUAL REPORT

Our financial statements for our fiscal year ended December 31, 2024, are included in our 2024 Annual Report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our 2024 Annual Report are posted on our website at www.aspisotopes.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2024 Annual Report, free of charge, by sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Investor Relations.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

29

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of the Notice to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Notice. If you would like to opt out of this practice for future mailings and receive separate Notices for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Notice, or if applicable, proxy materials, without charge by sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary or by calling (202) 756-2245. We will promptly send additional copies of the Notice, or if applicable, the proxy materials, upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Notice can request delivery of a single copy of the Notice by contacting their broker, bank or other intermediary or sending a written request to ASP Isotopes Inc., 601 Pennsylvania Avenue NW, South Building, Suite 900, Washington, DC 20004, Attention: Corporate Secretary or by calling (202) 756-2245.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors

/s/ Paul E. Mann

Paul E. Mann

Executive Chairman of the Board

Washington, DC

November 25, 2025

30

ANNUAL MEETING OF STOCKHOLDERS OF

ASP ISOTOPES INC.

December 18, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/27081

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20203000000000000000 3 121825

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommend a vote FOR all nominees listed in Proposal 1.

NOMINEES:

☐ FOR ALL NOMINEES
- O Sipho N. Maseko
- O Todd Wider, M.D

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommend a vote FOR Proposal 2.

		FOR	AGAINST	ABSTAIN
Proposal 2.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of ASP Isotopes Inc. for the fiscal year ending December 31, 2025.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.**

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ASP ISOTOPES INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2025

The undersigned stockholder of ASP Isotopes Inc., a Delaware corporation (the "**Company**"), hereby appoints Paul Mann and Heather Kiessling, and each of them, the proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held on December 18, 2025, at 10:00 a.m. Eastern Time, in a virtual-only format at https://meetings.lumiconnect.com/200-529-383-259 (password: aspi2025), and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all power and authority possessed by the undersigned if personally present at the meeting.

This proxy, when properly executed, will be voted in the manner directed on the reverse side. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" all the nominees listed in Proposal 1 and "FOR" Proposal 2. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

ASP ISOTOPES INC.

December 18, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-201-299-4446** from outside the US from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 p.m. Eastern Time on December 17, 2025.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit the website meetings.lumiconnect.com/200-529-383-259 (password: aspi2025) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/27081

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20203000000000000000 3 121825

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommend a vote FOR all nominees listed in Proposal 1.

NOMINEES:
- ○ Sipho N. Maseko
- ○ Todd Wider, M.D

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommend a vote FOR Proposal 2.

		FOR	AGAINST	ABSTAIN
Proposal 2.	Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of ASP Isotopes Inc. for the fiscal year ending December 31, 2025.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2**

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.